Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of LNB Bancorp, Inc. (the “Corporation”) for the period ending September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary J. Elek, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of, and for, the periods presented in the report.

/s/ Gary J. Elek
Gary J. Elek
Executive Vice President and Chief Financial Officer
October 30, 2013